Exhibit 24.2

HOUSTON REFINING LP

POWER OF ATTORNEY

WHEREAS, Houston Refining LP, a Delaware limited partnership (the “Partnership”), acting through its general partner, Lyondell Refining Company LLC (the “Company”), a Delaware limited liability company, both of which are wholly owned subsidiaries of Lyondell Chemical Company (“Lyondell”), intends to file with the U.S. Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”), a Registration Statement on Form S-3, including one or more prospectuses, with such amendment or amendments thereto, whether pre-effective or post-effective (and including any registration statement for the same offering filed pursuant to Rule 462 under the Act), in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the “Registration Statement”), in connection with potential future issuances of securities registered thereby by Lyondell, the Partnership or their affiliate co-registrants.

NOW, THEREFORE, each of the undersigned, in his or her capacity as a director or officer, or both, as the case may be, of the Partnership, does hereby appoint Kerry A. Galvin and T. Kevin DeNicola and each of them severally, his or her true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as a director or officer or both, as the case may be, of the Partnership, the Registration Statement and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as each of the undersigned might or could do in person, each of the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

IN WITNESS WHEREOF, each of the undersigned has executed this instrument on this 29th day of May, 2007.

Signature	Title

/s/ Dan F. Smith	Chief Executive Officer
Dan F. Smith	(Principal Executive Officer)

/s/ T. Kevin DeNicola	Senior Vice President and Chief Financial Officer
T. Kevin DeNicola	(Principal Financial Officer) and of Lyondell Chemical Company

/s/ Charles L. Hall	Vice President, Controller and Chief Accounting Officer
Charles L. Hall	(Principal Accounting Officer)

/s/ Morris Gelb	President
Morris Gelb	of Lyondell Refining Company LLC

/s/ Kerry A. Galvin	Senior Vice President and General Counsel
Kerry A. Galvin	of Lyondell Chemical Company

LYONDELL (PELICAN) PETROCHEMICAL L.P.1, INC.

POWER OF ATTORNEY

WHEREAS, Lyondell (Pelican) Petrochemical L.P.1, Inc., a Delaware corporation (the “Company”), a wholly owned subsidiary of Lyondell Chemical Company (“Lyondell”), intends to file with the U.S. Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”), a Registration Statement on Form S-3, including one or more prospectuses, with such amendment or amendments thereto, whether pre-effective or post-effective (and including any registration statement for the same offering filed pursuant to Rule 462 under the Act), in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the “Registration Statement”), in connection with potential future issuances of securities registered thereby by Lyondell, the Company or their affiliate co-registrants.

NOW, THEREFORE, each of the undersigned, in his or her capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint Kerry A. Galvin and T. Kevin DeNicola and each of them severally, his or her true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as each of the undersigned might or could do in person, each of the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

IN WITNESS WHEREOF, each of the undersigned has executed this instrument on this 29th day of May, 2007.

Signature	Title

/s/ Morris Gelb	President
Morris Gelb	(Principal Executive Officer)

/s/ Charles L. Hall	Vice President and Controller and Director
Charles L. Hall	(Principal Accounting Officer)

/s/ Karen A. Twitchell	Vice President and Treasurer
Karen A. Twitchell	(Principal Financial Officer)

/s/ Kevin R. Cadenhead	Director
Kevin R. Cadenhead

/s/ Francis P. McGrail	Director
Francis P. McGrail

/s/ Kerry A. Galvin	Senior Vice President and General Counsel
Kerry A. Galvin	of Lyondell Chemical Company

/s/ T. Kevin DeNicola	Senior Vice President and Chief Financial Officer
T. Kevin DeNicola	of Lyondell Chemical Company

LYONDELL CHEMICAL DELAWARE COMPANY

POWER OF ATTORNEY

WHEREAS, Lyondell Chemical Delaware Company., a Delaware corporation (the “Company”), a wholly owned subsidiary of Lyondell Chemical Company (“Lyondell”), intends to file with the U.S. Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”), a Registration Statement on Form S-3, including one or more prospectuses, with such amendment or amendments thereto, whether pre-effective or post-effective (and including any registration statement for the same offering filed pursuant to Rule 462 under the Act), in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the “Registration Statement”), in connection with potential future issuances of securities registered thereby by Lyondell, the Company or their affiliate co-registrants.

NOW, THEREFORE, each of the undersigned, in his or her capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint Kerry A. Galvin and T. Kevin DeNicola and each of them severally, his or her true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as each of the undersigned might or could do in person, each of the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

IN WITNESS WHEREOF, each of the undersigned has executed this instrument on this 29th day of May, 2007.

Signature	Title

/s/ Francis P. McGrail	President, Treasurer and Director
Francis P. McGrail	(Principal Executive Officer) (Principal Financial Officer and Principal Accounting Officer)

/s/ Kevin R. Cadenhead	Director
Kevin R. Cadenhead

/s/ Charles L. Hall	Director
Charles L. Hall

/s/ Kerry A. Galvin	Senior Vice President and General Counsel
Kerry A. Galvin	of Lyondell Chemical Company

/s/ T. Kevin DeNicola	Senior Vice President and Chief Financial Officer
T. Kevin DeNicola	of Lyondell Chemical Company

LYONDELL CHEMICAL NEDERLAND, LTD

POWER OF ATTORNEY

WHEREAS, Lyondell Chemical Nederland, Ltd., a Delaware corporation (the “Company”), a wholly owned subsidiary of Lyondell Chemical Company (“Lyondell”), intends to file with the U.S. Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”), a Registration Statement on Form S-3, including one or more prospectuses, with such amendment or amendments thereto, whether pre-effective or post-effective (and including any registration statement for the same offering filed pursuant to Rule 462 under the Act), in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the “Registration Statement”), in connection with potential future issuances of securities registered thereby by Lyondell, the Company or their affiliate co-registrants.

NOW, THEREFORE, each of the undersigned, in his or her capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint Kerry A. Galvin and T. Kevin DeNicola and each of them severally, his or her true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as each of the undersigned might or could do in person, each of the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

IN WITNESS WHEREOF, each of the undersigned has executed this instrument on this 29th day of May, 2007.

Signature	Title

/s/ Morris Gelb	President
Morris Gelb	(Principal Executive Officer)

/s/ Charles L. Hall	Vice President and Controller and Director
Charles L. Hall	(Principal Accounting Officer)

/s/ Karen A. Twitchell	Vice President and Treasurer
Karen A. Twitchell	(Principal Financial Officer)

/s/ Kevin R. Cadenhead
Kevin R. Cadenhead	Director

/s/ Francis P. McGrail	Director
Francis P. McGrail

/s/ Kerry A. Galvin	Senior Vice President and General Counsel
Kerry A. Galvin	of Lyondell Chemical Company

/s/ T. Kevin DeNicola	Senior Vice President and Chief Financial Officer
T. Kevin DeNicola	of Lyondell Chemical Company

LYONDELL CHEMICAL PROPERTIES, L.P.

POWER OF ATTORNEY

WHEREAS, Lyondell Chemical Properties, L.P., a Delaware limited partnership (the “Company”), through its general partner Lyondell Chemical Technology Management, Inc. (“General Partner”), a wholly owned subsidiary of Lyondell Chemical Company (“Lyondell”), intends to file with the U.S. Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”), a Registration Statement on Form S-3, including one or more prospectuses, with such amendment or amendments thereto, whether pre-effective or post-effective (and including any registration statement for the same offering filed pursuant to Rule 462 under the Act), in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the “Registration Statement”), in connection with potential future issuances of securities registered thereby by Lyondell, the Company or their affiliate co-registrants.

NOW, THEREFORE, each of the undersigned, in his or her capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint Kerry A. Galvin and T. Kevin DeNicola and each of them severally, his or her true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as each of the undersigned might or could do in person, each of the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

IN WITNESS WHEREOF, each of the undersigned has executed this instrument on this 29th day of May, 2007.

Signature	Title

/s/ Francis P. McGrail	President, Treasurer and Director
Francis P. McGrail	(Principal Executive Officer) (Principal Financial Officer and Principal Accounting Officer) of Lyondell Chemical Technology Management, Inc.

/s/ Kevin R. Cadenhead	Director
Kevin R. Cadenhead	of Lyondell Chemical Technology Management, Inc.

/s/ Rick Fontenot	Director
Rick Fontenot	of Lyondell Chemical Technology Management, Inc.

/s/ Charles L. Hall	Director
Charles L. Hall	of Lyondell Chemical Technology Management, Inc.

/s/ Gary L. Koehler	Director
Gary L. Koehler	of Lyondell Chemical Technology Management, Inc.

/s/ Kerry A. Galvin	Senior Vice President and General Counsel
Kerry A. Galvin	of Lyondell Chemical Company

/s/ T. Kevin DeNicola	Senior Vice President and Chief Financial Officer
T. Kevin DeNicola	of Lyondell Chemical Company

LYONDELL CHEMICAL TECHNOLOGY 1 INC.

POWER OF ATTORNEY

WHEREAS, Lyondell Chemical Technology 1 Inc., a Delaware corporation (the “Company”), a wholly owned subsidiary of Lyondell Chemical Company (“Lyondell”), intends to file with the U.S. Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”), a Registration Statement on Form S-3, including one or more prospectuses, with such amendment or amendments thereto, whether pre-effective or post-effective (and including any registration statement for the same offering filed pursuant to Rule 462 under the Act), in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the “Registration Statement”), in connection with potential future issuances of securities registered thereby by Lyondell, the Company or their affiliate co-registrants.

NOW, THEREFORE, each of the undersigned, in his or her capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint Kerry A. Galvin and T. Kevin DeNicola and each of them severally, his or her true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as each of the undersigned might or could do in person, each of the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

IN WITNESS WHEREOF, each of the undersigned has executed this instrument on this 29th day of May, 2007.

Signature	Title

/s/ Francis P. McGrail	President and Treasurer
Francis P. McGrail	(Principal Executive Officer) (Principal Financial Officer and Principal Accounting Officer)

/s/ Kevin R. Cadenhead	Director
Kevin R. Cadenhead

/s/ Charles L. Hall	Director
Charles L. Hall

/s/ Rick Fontenot
Rick Fontenot	Director

/s/ Gary L. Koehler	Director
Gary L. Koehler

/s/ Kerry A. Galvin	Senior Vice President and General Counsel
Kerry A. Galvin	of Lyondell Chemical Company

/s/ T. Kevin DeNicola	Senior Vice President and Chief Financial Officer
T. Kevin DeNicola	of Lyondell Chemical Company

LYONDELL CHEMICAL TECHNOLOGY MANAGEMENT, INC.

POWER OF ATTORNEY

WHEREAS, Lyondell Chemical Technology Management, Inc., a Delaware corporation (the “Company”), a wholly owned subsidiary of Lyondell Chemical Company (“Lyondell”), intends to file with the U.S. Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”), a Registration Statement on Form S-3, including one or more prospectuses, with such amendment or amendments thereto, whether pre-effective or post-effective (and including any registration statement for the same offering filed pursuant to Rule 462 under the Act), in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the “Registration Statement”), in connection with potential future issuances of securities registered thereby by Lyondell, the Company or their affiliate co-registrants.

NOW, THEREFORE, each of the undersigned, in his or her capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint Kerry A. Galvin and T. Kevin DeNicola and each of them severally, his or her true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as each of the undersigned might or could do in person, each of the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

IN WITNESS WHEREOF, each of the undersigned has executed this instrument on this 29th day of May, 2007.

Signature	Title

/s/ Francis P. McGrail	President, Treasurer and Director
Francis P. McGrail	(Principal Executive Officer) (Principal Financial Officer and Principal Accounting Officer)

/s/ Kevin R. Cadenhead	Director
Kevin R. Cadenhead

/s/ Rick Fontenot	Director
Rick Fontenot

/s/ Charles L. Hall	Director
Charles L. Hall

/s/ Gary L. Koehler	Director
Gary L. Koehler

/s/ Kerry A. Galvin	Senior Vice President and General Counsel
Kerry A. Galvin	of Lyondell Chemical Company

/s/ T. Kevin DeNicola	Senior Vice President and Chief Financial Officer
T. Kevin DeNicola	of Lyondell Chemical Company

LYONDELL CHEMICAL TECHNOLOGY, L.P.

POWER OF ATTORNEY

WHEREAS, Lyondell Chemical Technology, L.P., a Delaware limited partnership (the “Partnership”), through its general partner Lyondell Chemical Technology Management, Inc. (“Company”), a wholly owned subsidiary of Lyondell Chemical Company (“Lyondell”), intends to file with the U.S. Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”), a Registration Statement on Form S-3, including one or more prospectuses, with such amendment or amendments thereto, whether pre-effective or post-effective (and including any registration statement for the same offering filed pursuant to Rule 462 under the Act), in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the “Registration Statement”), in connection with potential future issuances of securities registered thereby by Lyondell, the Partnership or their affiliate co-registrants.

NOW, THEREFORE, each of the undersigned, in his or her capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint Kerry A. Galvin and T. Kevin DeNicola and each of them severally, his or her true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as each of the undersigned might or could do in person, each of the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

IN WITNESS WHEREOF, each of the undersigned has executed this instrument on this 29th day of May, 2007.

Signature	Title

/s/ Francis P. McGrail	President, Treasurer and Director
Francis P. McGrail	(Principal Executive Officer) (Principal Financial Officer and Principal Accounting Officer) of Lyondell Chemical Technology Management, Inc.

/s/ Kevin R. Cadenhead	Director
Kevin R. Cadenhead	of Lyondell Chemical Technology Management, Inc.

/s/ Rick Fontenot	Director
Rick Fontenot	of Lyondell Chemical Technology Management, Inc.

/s/ Charles L. Hall	Director
Charles L. Hall	of Lyondell Chemical Technology Management, Inc.

/s/ Gary L. Koehler	Director
Gary L. Koehler	of Lyondell Chemical Technology Management, Inc.

/s/ Kerry A. Galvin	Senior Vice President and General Counsel
Kerry A. Galvin	of Lyondell Chemical Company

/s/ T. Kevin DeNicola	Senior Vice President and Chief Financial Officer
T. Kevin DeNicola	of Lyondell Chemical Company

LYONDELL CHIMIE FRANCE CORPORATION

POWER OF ATTORNEY

WHEREAS, Lyondell Chimie France Corporation, a Delaware corporation (the “Company”), a wholly owned subsidiary of Lyondell Chemical Company (“Lyondell”), intends to file with the U.S. Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”), a Registration Statement on Form S-3, including one or more prospectuses, with such amendment or amendments thereto, whether pre-effective or post-effective (and including any registration statement for the same offering filed pursuant to Rule 462 under the Act), in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the “Registration Statement”), in connection with potential future issuances of securities registered thereby by Lyondell, the Company or their affiliate co-registrants.

NOW, THEREFORE, each of the undersigned, in his or her capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint Kerry A. Galvin and T. Kevin DeNicola and each of them severally, his or her true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as each of the undersigned might or could do in person, each of the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

IN WITNESS WHEREOF, each of the undersigned has executed this instrument on this 29th day of May, 2007.

Signature	Title

/s/ Morris Gelb	President
Morris Gelb	(Principal Executive Officer)

/s/ Charles L. Hall	Vice President and Controller and Director
Charles L. Hall	(Principal Accounting Officer)

/s/ Karen A. Twitchell	Vice President and Treasurer
Karen A. Twitchell	(Principal Financial Officer)

/s/ Kevin R. Cadenhead	Director
Kevin R. Cadenhead

/s/ Francis P. McGrail	Director
Francis P. McGrail

/s/ Kerry A. Galvin	Senior Vice President and General Counsel
Kerry A. Galvin	of Lyondell Chemical Company

/s/ T. Kevin DeNicola	Senior Vice President and Chief Financial Officer
T. Kevin DeNicola	of Lyondell Chemical Company

LYONDELL FRANCE, INC.

POWER OF ATTORNEY

WHEREAS, Lyondell France, Inc., a Delaware corporation (the “Company”), a wholly owned subsidiary of Lyondell Chemical Company (“Lyondell”), intends to file with the U.S. Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”), a Registration Statement on Form S-3, including one or more prospectuses, with such amendment or amendments thereto, whether pre-effective or post-effective (and including any registration statement for the same offering filed pursuant to Rule 462 under the Act), in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the “Registration Statement”), in connection with potential future issuances of securities registered thereby by Lyondell, the Company or their affiliate co-registrants.

NOW, THEREFORE, each of the undersigned, in his or her capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint Kerry A. Galvin and T. Kevin DeNicola and each of them severally, his or her true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as each of the undersigned might or could do in person, each of the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

IN WITNESS WHEREOF, each of the undersigned has executed this instrument on this 29th day of May, 2007.

Signature	Title

/s/ Morris Gelb	President
Morris Gelb	(Principal Executive Officer)

/s/ Charles L. Hall	Vice President and Controller and Director
Charles L. Hall	(Principal Accounting Officer)

/s/ Karen A. Twitchell	Vice President and Treasurer
Karen A. Twitchell	(Principal Financial Officer)

/s/ Kevin R. Cadenhead	Director
Kevin R. Cadenhead

/s/ Francis P. McGrail	Director
Francis P. McGrail

/s/ Kerry A. Galvin	Senior Vice President and General Counsel
Kerry A. Galvin	of Lyondell Chemical Company

/s/ T. Kevin DeNicola	Senior Vice President and Chief Financial Officer
T. Kevin DeNicola	of Lyondell Chemical Company

LYONDELL HOUSTON REFINERY INC.

POWER OF ATTORNEY

WHEREAS, Lyondell Houston Refinery Inc., a Delaware corporation (the “Company”), a wholly owned subsidiary of Lyondell Chemical Company (“Lyondell”), intends to file with the U.S. Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”), a Registration Statement on Form S-3, including one or more prospectuses, with such amendment or amendments thereto, whether pre-effective or post-effective (and including any registration statement for the same offering filed pursuant to Rule 462 under the Act), in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the “Registration Statement”), in connection with potential future issuances of securities registered thereby by Lyondell, the Company or their affiliate co-registrants.

NOW, THEREFORE, each of the undersigned, in his or her capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint Kerry A. Galvin and T. Kevin DeNicola and each of them severally, his or her true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as each of the undersigned might or could do in person, each of the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

IN WITNESS WHEREOF, each of the undersigned has executed this instrument on this 29th day of May, 2007.

Signature	Title

/s/ Morris Gelb	President
Morris Gelb	(Principal Executive Officer)

/s/ Charles L. Hall	Vice President and Controller and Director
Charles L. Hall	(Principal Accounting Officer)

/s/ Karen A. Twitchell	Vice President and Treasurer
Karen A. Twitchell	(Principal Financial Officer)

/s/ Kevin R. Cadenhead	Director
Kevin R. Cadenhead

/s/ Francis P. McGrail	Director
Francis P. McGrail

/s/ Kerry A. Galvin	Senior Vice President and General Counsel
Kerry A. Galvin	of Lyondell Chemical Company

/s/ T. Kevin DeNicola	Senior Vice President and Chief Financial Officer
T. Kevin DeNicola	of Lyondell Chemical Company

LYONDELL LP3 GP, LLC

POWER OF ATTORNEY

WHEREAS, Lyondell LP3 GP, LLC, a Delaware limited liability company (the “Company”), a wholly owned subsidiary of Lyondell Chemical Company (“Lyondell”), intends to file with the U.S. Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”), a Registration Statement on Form S-3, including one or more prospectuses, with such amendment or amendments thereto, whether pre-effective or post-effective (and including any registration statement for the same offering filed pursuant to Rule 462 under the Act), in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the “Registration Statement”), in connection with potential future issuances of securities registered thereby by Lyondell, the Company or their affiliate co-registrants.

NOW, THEREFORE, each of the undersigned, in his or her capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint Kerry A. Galvin and T. Kevin DeNicola and each of them severally, his or her true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as each of the undersigned might or could do in person, each of the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

IN WITNESS WHEREOF, each of the undersigned has executed this instrument on this 29th day of May, 2007.

Signature	Title

/s/ Francis P. McGrail	President and Treasurer
Francis P. McGrail	(Principal Executive Officer) (Principal Financial Officer and Principal Accounting Officer)

/s/ Kerry A. Galvin	Senior Vice President and General Counsel
Kerry A. Galvin	of Lyondell Chemical Company

/s/ T. Kevin DeNicola	Senior Vice President and Chief Financial Officer
T. Kevin DeNicola	of Lyondell Chemical Company

LYONDELL LP3 PARTNERS, LP

POWER OF ATTORNEY

WHEREAS, Lyondell LP3 Partners, LP, a Delaware limited partnership (the “Partnership”), acting through its general partner, Lyondell LP3 GP, LLC (the “Company”), a Delaware limited liability company, both of which are wholly owned subsidiaries of Lyondell Chemical Company (“Lyondell”), intends to file with the U.S. Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”), a Registration Statement on Form S-3, including one or more prospectuses, with such amendment or amendments thereto, whether pre-effective or post-effective (and including any registration statement for the same offering filed pursuant to Rule 462 under the Act), in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the “Registration Statement”), in connection with potential future issuances of securities registered thereby by Lyondell, the Partnership or their affiliate co-registrants.

NOW, THEREFORE, each of the undersigned, in his or her capacity as an officer of the Company, does hereby appoint Kerry A. Galvin and T. Kevin DeNicola and each of them severally, his or her true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as an officer of the Company, the Registration Statement and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as each of the undersigned might or could do in person, each of the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

IN WITNESS WHEREOF, each of the undersigned has executed this instrument on this 29th day of May, 2007.

Signature	Title

/s/ Francis P. McGrail	President and Treasurer
Francis P. McGrail	(Principal Executive Officer) (Principal Financial Officer and Principal Accounting Officer) Lyondell LP3 GP, LLC

/s/ Kerry A. Galvin	Senior Vice President and General Counsel
Kerry A. Galvin	of Lyondell Chemical Company

/s/ T. Kevin DeNicola	Senior Vice President and Chief Financial Officer
T. Kevin DeNicola	of Lyondell Chemical Company

LYONDELL LP4 INC.

POWER OF ATTORNEY

WHEREAS, Lyondell LP4 Inc., a Delaware corporation (the “Company”), a wholly owned subsidiary of Lyondell Chemical Company (“Lyondell”), intends to file with the U.S. Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”), a Registration Statement on Form S-3, including one or more prospectuses, with such amendment or amendments thereto, whether pre-effective or post-effective (and including any registration statement for the same offering filed pursuant to Rule 462 under the Act), in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the “Registration Statement”), in connection with potential future issuances of securities registered thereby by Lyondell, the Company or their affiliate co-registrants.

NOW, THEREFORE, each of the undersigned, in his or her capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint Kerry A. Galvin and T. Kevin DeNicola and each of them severally, his or her true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as each of the undersigned might or could do in person, each of the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

IN WITNESS WHEREOF, each of the undersigned has executed this instrument on this 29th day of May, 2007.

Signature	Title

/s/ Morris Gelb	President
Morris Gelb	(Principal Executive Officer)

/s/ Charles L. Hall	Vice President and Controller and Director
Charles L. Hall	(Principal Accounting Officer)

/s/ Karen A. Twitchell	Vice President and Treasurer
Karen A. Twitchell	(Principal Financial Officer)

/s/ Kevin R. Cadenhead	Director
Kevin R. Cadenhead

/s/ Francis P. McGrail	Director
Francis P. McGrail

/s/ Kerry A. Galvin	Senior Vice President and General Counsel
Kerry A. Galvin	of Lyondell Chemical Company

/s/ T. Kevin DeNicola	Senior Vice President and Chief Financial Officer
T. Kevin DeNicola	of Lyondell Chemical Company

LYONDELL PETROCHEMICAL L.P. INC.

POWER OF ATTORNEY

WHEREAS, Lyondell Petrochemical L.P. Inc., a Delaware corporation (the “Company”), a wholly owned subsidiary of Lyondell Chemical Company (“Lyondell”), intends to file with the U.S. Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”), a Registration Statement on Form S-3, including one or more prospectuses, with such amendment or amendments thereto, whether pre-effective or post-effective (and including any registration statement for the same offering filed pursuant to Rule 462 under the Act), in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the “Registration Statement”), in connection with potential future issuances of securities registered thereby by Lyondell, the Company or their affiliate co-registrants.

NOW, THEREFORE, each of the undersigned, in his or her capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint Kerry A. Galvin and T. Kevin DeNicola and each of them severally, his or her true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as each of the undersigned might or could do in person, each of the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

IN WITNESS WHEREOF, each of the undersigned has executed this instrument on this 29th day of May, 2007.

Signature	Title

/s/ Morris Gelb	President
Morris Gelb	(Principal Executive Officer)

/s/ Charles L. Hall	Vice President and Controller and Director
Charles L. Hall	(Principal Accounting Officer)

/s/ Karen A. Twitchell	Vice President and Treasurer
Karen A. Twitchell	(Principal Financial Officer)

/s/ Kevin R. Cadenhead	Director
Kevin R. Cadenhead

/s/ Francis P. McGrail	Director
Francis P. McGrail

/s/ Kerry A. Galvin	Senior Vice President and General Counsel
Kerry A. Galvin	of Lyondell Chemical Company

/s/ T. Kevin DeNicola	Senior Vice President and Chief Financial Officer
T. Kevin DeNicola	of Lyondell Chemical Company

LYONDELL REFINING COMPANY LLC

POWER OF ATTORNEY

WHEREAS, Lyondell Refining Company LLC, a Delaware limited liability company (the “Company”), a wholly owned subsidiary of Lyondell Chemical Company (“Lyondell”), intends to file with the U.S. Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”), a Registration Statement on Form S-3, including one or more prospectuses, with such amendment or amendments thereto, whether pre-effective or post-effective (and including any registration statement for the same offering filed pursuant to Rule 462 under the Act), in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the “Registration Statement”), in connection with potential future issuances of securities registered thereby by Lyondell, the Company or their affiliate co-registrants.

NOW, THEREFORE, each of the undersigned, in his or her capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint Kerry A. Galvin and T. Kevin DeNicola and each of them severally, his or her true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as each of the undersigned might or could do in person, each of the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

IN WITNESS WHEREOF, each of the undersigned has executed this instrument on this 29th day of May, 2007.

Signature	Title

/s/ Morris Gelb	President
Morris Gelb	(Principal Executive Officer)

/s/ Charles L. Hall	Vice President and Controller and Director
Charles L. Hall	(Principal Accounting Officer)

/s/ Karen A. Twitchell	Vice President and Treasurer
Karen A. Twitchell	(Principal Financial Officer)

/s/ Kerry A. Galvin	Senior Vice President and General Counsel
Kerry A. Galvin	of Lyondell Chemical Company

/s/ T. Kevin DeNicola	Senior Vice President and Chief Financial Officer
T. Kevin DeNicola	of Lyondell Chemical Company

LYONDELL REFINING I LLC

POWER OF ATTORNEY

WHEREAS, Lyondell Refining I LLC, a Delaware limited liability company (the “Company”), a wholly owned subsidiary of Lyondell Chemical Company (“Lyondell”), intends to file with the U.S. Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”), a Registration Statement on Form S-3, including one or more prospectuses, with such amendment or amendments thereto, whether pre-effective or post-effective (and including any registration statement for the same offering filed pursuant to Rule 462 under the Act), in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the “Registration Statement”), in connection with potential future issuances of securities registered thereby by Lyondell, the Company or their affiliate co-registrants.

NOW, THEREFORE, each of the undersigned, in his or her capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint Kerry A. Galvin and T. Kevin DeNicola and each of them severally, his or her true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as each of the undersigned might or could do in person, each of the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

IN WITNESS WHEREOF, each of the undersigned has executed this instrument on this 29th day of May, 2007.

Signature	Title

/s/ Francis P. McGrail	President and Treasurer
Francis P. McGrail	(Principal Executive Officer) (Principal Financial Officer and Principal Accounting Officer)

/s/ Kerry A. Galvin	Senior Vice President and General Counsel
Kerry A. Galvin	of Lyondell Chemical Company

/s/ T. Kevin DeNicola	Senior Vice President and Chief Financial Officer
T. Kevin DeNicola	of Lyondell Chemical Company

POSM DELAWARE, INC.

POWER OF ATTORNEY

WHEREAS, POSM Delaware, Inc., a Delaware corporation (the “Company”), a wholly owned subsidiary of Lyondell Chemical Company (“Lyondell”), intends to file with the U.S. Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”), a Registration Statement on Form S-3, including one or more prospectuses, with such amendment or amendments thereto, whether pre-effective or post-effective (and including any registration statement for the same offering filed pursuant to Rule 462 under the Act), in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the “Registration Statement”), in connection with potential future issuances of securities registered thereby by Lyondell, the Company or their affiliate co-registrants.

NOW, THEREFORE, each of the undersigned, in his or her capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint Kerry A. Galvin and T. Kevin DeNicola and each of them severally, his or her true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as each of the undersigned might or could do in person, each of the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

IN WITNESS WHEREOF, each of the undersigned has executed this instrument on this 29th day of May, 2007.

Signature	Title

/s/ Morris Gelb	President
Morris Gelb	(Principal Executive Officer)

/s/ Charles L. Hall	Vice President and Controller and Director
Charles L. Hall	(Principal Accounting Officer)

/s/ Karen A. Twitchell	Vice President and Treasurer
Karen A. Twitchell	(Principal Financial Officer)

/s/ Kevin R. Cadenhead	Director
Kevin R. Cadenhead

/s/ Francis P. McGrail	Director
Francis P. McGrail

/s/ Kerry A. Galvin	Senior Vice President and General Counsel
Kerry A. Galvin	of Lyondell Chemical Company

/s/ T. Kevin DeNicola	Senior Vice President and Chief Financial Officer
T. Kevin DeNicola	of Lyondell Chemical Company

POSM II PROPERTIES PARTNERSHIP, L.P.

POWER OF ATTORNEY

WHEREAS, POSM II Properties Partnership, L.P., a Delaware limited partnership (the “Partnership”), through its general partner Lyondell Chemical Company (“Lyondell”), of which the Partnership is a wholly owned subsidiary, intends to file with the U.S. Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”), a Registration Statement on Form S-3, including one or more prospectuses, with such amendment or amendments thereto, whether pre-effective or post-effective (and including any registration statement for the same offering filed pursuant to Rule 462 under the Act), in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the “Registration Statement”), in connection with potential future issuances of securities registered thereby by Lyondell, the Partnership or their affiliate co-registrants.

NOW, THEREFORE, each of the undersigned, in his or her capacity as an officer of Lyondell, acting for and on behalf of the Partnership as its general partner, does hereby appoint Kerry A. Galvin and T. Kevin DeNicola and each of them severally, his or her true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as an officer of Lyondell, acting for and on behalf of the Partnership, the Registration Statement and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as each of the undersigned might or could do in person, each of the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

IN WITNESS WHEREOF, each of the undersigned has executed this instrument on this 29th day of May, 2007.

Signature	Title

/s/ Dan F. Smith	Chairman, President and Chief Executive Officer
Dan F. Smith	of Lyondell Chemical Company

/s/ T. Kevin DeNicola	Senior Vice President and Chief Financial Officer
T. Kevin DeNicola	of Lyondell Chemical Company

/s/ Kerry A. Galvin	Senior Vice President and General Counsel
Kerry A. Galvin	of Lyondell Chemical Company

/s/ Charles L. Hall	Vice President and Controller
Charles L. Hall	of Lyondell Chemical Company